CAUSE NO. DC-15-10247

JSJ INVESTMENTS INC.	§	IN THE DISTRICT COURT OF
	§	
Plaintiff,	§	
	§	
v.	§	DALLAS COUNTY, TEXAS
	§	
PLAYERS NETWORK INC.	§	
	§	
Defendant.	§	298th JUDICIAL DISTRICT

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (the "**Agreement**") is made and entered into as of January 4, 2016 between JSJ Investments Inc. ("**JSJ**") and Players Network Inc. ("**PLAYERS**") (JSJ and PLAYERS are each a "**Party**," and are referred to herein collectively as the "**Parties**").

RECITALS

A. JSJ filed a Petition on or about September 2, 2015 in the District Court of Dallas County, Texas, Cause No. DC-15-10247 against PLAYERS, asserting claims for breach of contract and promissory estoppel (the "**Petition**"). JSJ filed an Amended Petition on or about October 19, 2015.

B. On or about October 2, 2015 PLAYERS filed an Answer to the Petition asserting certain defenses and counterclaims.

C. To avoid the costs, burdens, and uncertainties of litigation, and based upon the exchange of releases set forth below, the Parties have agreed to settle all disputes and controversies between and among them under the terms set forth in this Agreement, including those set forth in the Amended Petition and the Counterclaims, without any admission of liability or wrongdoing.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the covenants, promises and releases set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in full settlement of all claims that have or could have been asserted by and/or against the Parties, the Parties hereby agree, on behalf of themselves and any and all of their predecessors, successors, assigns, insurers, and any other parties or persons claiming by, through, or under any of the Parties hereto, as follows:

1. **Recitals**. The foregoing recital paragraphs are incorporated into and form a part of this Agreement.

2. **Settlement Payment**. PLAYERS shall pay JSJ a total of $70,000.00 in full payment and settlement of the note issued by Players to JSJ in the original principal amount of $75,000 on March 2, 2015 (the "**Note**"), in six monthly installment payments commencing on January 21, 2016 as follows:

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- (i) $11,666.00 on or before January 21, 2016 ("**First Installment**");
- (ii) $11,666.00 on or before February 21, 2016 ("**Second Installment**");
- (iii) $11,667.00 on or before March 21, 2016 ("**Third Installment**");
- (iv) $11,667.00 on or before April 21, 2016 ("**Fourth Installment**");
- (v) $11,667.00 on or before May 21, 2016 ("**Fifth Installment**"); and
- (vi) $11,667.00 on or before June 21, 2016 ("**Sixth Installment**").

Each of the installments (collectively, the "**Settlement Payments**") are to be paid by wire transfer so as to be received by the due dates set forth above. Payment by wire transfer shall be delivered through the following instructions:

To: Comerica Bank
PO Box 650282
Dallas, TX 75234
Account # 1881004939
ABA # 111000753
Account Name: JSJ Investments Inc.

If PLAYERS does not make, and JSJ does not receive, an installment on or before the due date set forth above and PLAYERS does not cure any such default within three days of the default ("**Payment Default**"), any unpaid installments of the Settlement Payments shall be accelerated and due immediately.

3. **JSJ's Obligations**. Upon execution hereof, JSJ shall immediately withdraw the conversion notice submitted to Clear Trust LLC, the transfer agent for PLAYERS common stock, on November 30, 2015 for the conversion of $12,579.29 principal amount of the Note into 16,065,502 shares of PLAYERS common stock.

4. **PLAYERS Additional Obligations**. Upon execution hereof, PLAYERS shall immediately instruct Clear Trust LLC to increase the number of shares reserved for conversion under the Note to 130 million shares, which shall remain in place until the earlier to occur of: (i) the conversion in full of the Note; or (ii) the receipt by JSJ of the Settlement Payments in full.

5. **Future Note Conversions**. Notwithstanding any other agreements herein to the contrary, (i) in the event that PLAYERS defaults in making any of the Settlement Payments, JSJ may convert all or any portion of the then remaining outstanding tprincipal amount of the Note into shares of PLAYERS common stock pursuant to the terms of the Note, (ii) after February 21, 2016, JSJ, in its sole discretion, may convert all or any portion of the then remaining outstanding principal amount of the Note into shares of PLAYERS common stock pursuant to the terms of the Note, provided that, the average total dollar amount of the shares of common stock of PLAYERS traded exceeds $15,000 per day during any ten trading day period after February 21, 2016, and (iii) if each of JSJ and Players mutually agree to a future conversion not covered by either Section 5(i) or (ii), upon the sale of any remaining principal and accrued interest due under the Note, or the private sale of a block of shares of PLAYERS common stock, the gross proceeds received by JSJ be applied towards the then outstanding amount then owed by PLAYERS to JSJ hereunder. In the event that JSJ decides to convert any portion of the Note, any such conversion shall not relieve PLAYERS of its obligations hereunder. Prior to February 21, 2016, the Parties can mutually agree to a conversion of all or a portion of the then outstanding amount of the Note. The principal amount of the Note shall be reduced by: (i) the amount of any Settlement Payments received by JSJ pursuant hereto, plus (ii) any principal amount of the Note converted by JSJ after the date hereof, pursuant to which the shares of common stock of PLAYERS pursuant to any such conversion is actually received by JSJ.

6. **JSJ's Releases**. Except for the obligations imposed by and arising from this Agreement and effective upon the entire payment of the Settlement Payments, JSJ and all of its successors, predecessors, affiliated entities, parents, subsidiaries, related parties, and all parties acting in concert with JSJ (collectively, the "**JSJ Releasors**"), shall release and discharge PLAYERS and its directors, officers, agents, affiliates, parents, subsidiaries, successors, and professionals (the "**PLAYERS Released Parties**") of and from any and all liability for claims, demands, controversies, liabilities, damages, debts, obligations, costs, expenses, attorneys' fees, and causes of action of any kind and nature, in law or in equity, whether known or unknown, or any acts, matters or omissions, claims, rights, causes of action, actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, obligations, costs, expenses, attorneys' fees, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions and demands whatsoever, in law, admiralty or equity, whether known or unknown, which they ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement. Upon payment of the entire Settlement Payment of $70,000.00 whether by cash payments or conversion, the JSJ Releasors agree to be permanently and finally enjoined from commencing or prosecuting any actions or other proceedings, asserting any and all such claims either directly, indirectly, representatively, derivatively, or in any other capacities against the PLAYERS Released Parties hereunder.

7. **PLAYERS's Releases**. Except for the obligations imposed by and arising from this Agreement, PLAYERS and all of its current and former successors, predecessors, affiliated entities, parents, subsidiaries, successors, related parties, and all parties acting in concert with PLAYERS (collectively, the "**PLAYERS Releasors**"), shall release and discharge JSJ and its directors, officers, agents, affiliates, parents, subsidiaries, successors, and professionals (collectively, the "**JSJ Released Parties**"), of and from any and all liability for claims, counterclaims, demands, controversies, liabilities, damages, debts, obligations, costs, expenses, attorneys' fees, and causes of action of any kind and nature, in law or in equity, whether known or unknown, or any acts, matters or omissions, claims, rights, causes of action, actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, obligations, costs, expenses, attorneys' fees, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions and demands whatsoever, in law, admiralty or equity, whether known or unknown, which they ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement. The PLAYERS Releasors agree to be permanently and finally enjoined from commencing or prosecuting any actions or other proceedings, asserting any and all such claims either directly, indirectly, representatively, derivatively, or in any other capacities against the JSJ Released Parties hereunder.

8. **Dismissal of the Petition**. Within three business days after JSJ's receipt of the First Installment set forth in 2(i) above, JSJ shall file a Motion to Dismiss With Prejudice an Agreed Order of Dismissal, attached and incorporated as Exhibits A and B, respectively.

9. **Warranties and Representations**. Other than as set forth in this Agreement, no Party has received nor relied upon any oral or written representation, statement or communication of any other party or party representative regarding any past or present fact, circumstance, condition, state of affairs, legal effect, or promise of future action. Each Party has been represented by counsel of its choice in negotiating, preparing and executing this Agreement and its terms.

10. **Notice**. Any notice in connection with this Agreement shall be given, by email and by certified mail, to each of the following individuals:

For JSJ:

Sean D. Johnson
Reid Collins & Tsai LLP
1301 S. Capital of Texas Hwy
Building C, Suite 300
Austin, Texas 78746
sjohnson@rctlegal.com

For PLAYERS:

Mark Bradley, Chief Executive Officer
Players Network Inc.
1771 E. Flamingo Road, #201A
Las Vegas, Nevada 89119
Mbradley@playersnetwork.com

11. **No Admission of Liability**. This Agreement is entered into as a good faith compromise among the Parties for the complete and final settlement of any and all claims, disputes and causes of action among them. By this settlement, no Party admits liability to any other Party in any respect (other than the obligations set forth in this Agreement), or makes any admission as to factual or legal contentions relating to the matters settled herein.

12. **No Assignment or Transfer**. The Parties warrant and represent to each other that none of them has heretofore assigned or transferred to any person not a party to this Agreement any claims that are subject to the Releases referenced herein or any portion thereof and each shall defend, indemnify, and hold harmless the other from and against any claim (including the payment of attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or in connection with or arising out of any such assignment or transfer made, purported, or claimed.

13. **Jointly Drafted.** This Agreement shall be treated as jointly drafted, and will not be construed against any Party as drafter. This Agreement provides no rights to any third party except to the extent expressly set forth herein.

14. **Entire Agreement**. This Agreement constitutes the entire agreement among the Parties on the subjects addressed herein and supersedes in its entirety the JSJ Payoff Letter Agreement entered into by and between JSJ and PLAYERS on December 18, 2015. No supplement, modification, amendment, waiver or termination of this Agreement shall be binding unless executed in writing by the Parties to be bound thereby. No contrary or supplementary oral agreement shall be admissible in a court to contradict, alter, supplement, or otherwise change the meaning of this Agreement. The Parties acknowledge and expressly agree that the provisions of this Agreement are fair, adequate and reasonable, are fully satisfactory to each of them, and are not unconscionable to their respective best interests as they perceive those interests.

15. **Execution in Counterparts**. This Agreement may be executed in any number of counterparts each of which, when executed and delivered, shall be deemed an original and all of which together shall constitute but one and the same agreement. The signatories executing this Agreement represent and warrant that they are authorized to execute this Agreement on behalf of the Parties and entities for whom they sign and in

the capacities set forth below. Signatures obtained by facsimile, email in PDF or similar format, or other electronic means shall be deemed to be original signatures.

16. **Governing Law; Venue; Service**. This Agreement is to be governed by the laws of the State of Texas without regard to principles of conflicts of law. Venue shall be exclusively in the courts located in Dallas County, Texas. In addition to any other method of service allowed under applicable law, the Parties consent to service of any papers in connection with this Agreement through the method provided in Paragraph 10 of this Agreement.

PLAYERS NETWORK INC.

By: ______________________

Name: Mark Bradley
Title: Chief Executive Officer
Date: 1/5/15

JSJ INVESTMENTS INC.

By: ______________________

Name: Sameer Hirji
Title: President
Date: January 7, 2016

EXHIBIT A

CAUSE NO. DC-15-10247

JSJ INVESTMENTS INC.	§	IN THE DISTRICT COURT OF
	§	
Plaintiff,	§	
	§	
v.	§	DALLAS COUNTY, TEXAS
	§	
PLAYERS NETWORK INC.	§	
	§	
Defendant.	§	298th JUDICIAL DISTRICT

AGREED MOTION FOR DISMISSAL WITH PREJUDICE

TO THE HONORABLE JUDGE OF SAID COURT

COME NOW the parties to this action, Plaintiff JSJ Investments, Inc., and Defendant Players Network Inc. through their undersigned counsel, and, pursuant to the parties' Settlement Agreement, jointly request that the Court dismiss the above-entitled and numbered cause with prejudice, the parties to bear their own costs of court and attorney's fees.

Respectfully submitted,

REID COLLINS & TSAI, LLP
By:

____

Sean D. Johnson
Texas Bar No. 24055746
1301 S. Capital of Texas Hwy.
Austin, TX 78746
Telephone: (512) 647-6100
Telecopier: (512) 647-6129
E- mail: sjohnson@rctlegal.com

Attorneys for Plaintiff JSJ Investments, Inc.

PADFIELD & STOUT, L.L.P.

____

Mark W. Stout
Texas Bar No. 24008096
421 W. Third Street, Suite 910

Fort Worth, Texas 76102
Telephone: (817) 338-1616
Fax: (817) 338-1610
Email: ms@livepad.com

Attorneys for Defendant-Counterclaimant
Players Network, Inc.

CAUSE NO. DC-15-10247

JSJ INVESTMENTS INC.	§	IN THE DISTRICT COURT OF
	§	
Plaintiff,	§	
	§	
v.	§	DALLAS COUNTY, TEXAS
	§	
PLAYERS NETWORK INC.	§	
	§	
Defendant.	§	298th JUDICIAL DISTRICT

AGREED ORDER OF DISMISSAL WITH PREJUDICE

BE IT REMEMBERED that on this date, there was presented to the Court the parties' Agreed Motion for Dismissal with Prejudice. The Court having duly examined the Motion, and having been informed that the parties have reached an agreement for settlement of the action, has found and determined that an appropriate Agreed Order of Dismissal with Prejudice should be signed, pursuant to the parties' agreement.

IT IS THERFEORE ORDERED that the above-entitled and numbered cause shall be and hereby is dismissed with prejudice, the parties to bear their own costs of court and attorney's fees. This is a Final Order, disposing of all claims and all parties in this action.

SIGNED on ______________________________, 2015.

____
JUDGE PRESIDING

APPROVED AS TO FORM AND SUBSTANCE
AND ENTRY REQUESTED:

REID COLLINS & TSAI, LLP
By:

____

Sean D. Johnson
Texas Bar No. 24055746
1301 S. Capital of Texas Hwy.
Austin, TX 78746
Telephone: (512) 647-6100
Telecopier: (512) 647-6129
E- mail: sjohnson@rctlegal.com

Attorneys for Plaintiff JSJ Investments, Inc.

PADFIELD & STOUT, L.L.P.

____

Mark W. Stout
Texas Bar No. 24008096
421 W. Third Street, Suite 910
Fort Worth, Texas 76102
Telephone: (817) 338-1616
Fax: (817) 338-1610
Email: ms@livepad.com

Attorneys for Defendant-Counterclaimant Players Network, Inc.